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                                                                      Exhibit 32

                           SECTION 1350 CERTIFICATION*

    In connection with the Quarterly Report of The Scotts Company (the "Company") on Form 10-Q for the quarterly period ended March 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, James Hagedorn, President, Chief Executive Officer and Chairman of the Board of the Company, and Christopher L. Nagel, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

    1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

    2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    /s/ James Hagedorn                              /s/ Christopher L. Nagel
    ----------------------------------              ----------------------------
    James Hagedorn                                  Christopher L. Nagel
    President, Chief Executive Officer              Executive Vice President
    and Chairman of the Board                       and Chief Financial Officer

    May 10, 2004                                    May 10, 2004

* THIS CERTIFICATION IS BEING FURNISHED AS REQUIRED BY RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT") AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE, AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE EXCHANGE ACT OR OTHERWISE SUBJECT TO THE LIABILITY OF THAT SECTION. THIS CERTIFICATION SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT, EXCEPT AS OTHERWISE STATED IN SUCH FILING.


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